UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Commodity Strategy Fund. The remaining series of the Registrant, MFS Global Alternative Strategy Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2014

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After gaining momentum late last year, the U.S. economy slipped this winter, as severe weather curtailed activity. More recently, however, labor market data, consumer confidence, retail sales and industrial output have indicated that the U.S. economy could be regaining traction.

Europe emerged from its recession midway through 2013. However, its pace of growth has been slow, high unemployment persists and the risk of deflation exists. Asia remains vulnerable. China’s economic growth has slowed, and Japan’s early progress toward an economic turnaround continues to face obstacles. Emerging markets have also displayed much higher volatility, affected by the early transition from aggressive central bank monetary easing.

With so much uncertainty, global financial markets began 2014 with much greater volatility than last year’s broad-based rally. For equity investors, attention to company fundamentals has taken on more importance. Bond investors have been attuned to heightened risks from possible interest rate increases.

As always at MFS®, active risk management is an integral part of how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

June 13, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (b)

Portfolio structure reflecting equivalent exposure of derivative positions (c)(i)

Commodity exposure reflecting equivalent exposure of derivative positions (c)(i)

Fixed income sectors (i)
High Grade Corporates	37.0%
Asset-Backed Securities	7.6%
Non-U.S. Government Bonds	5.8%
U.S. Treasury Securities	3.1%
Mortgage-Backed Securities	2.1%
Emerging Markets Bonds	1.2%
U.S. Government Agencies	0.9%
Commercial Mortgage-Backed Securities	0.6%
Collateralized Debt Obligations	0.4%
Municipal Bonds	0.2%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	13.2%
AA	8.5%
A	15.7%
BBB	15.4%
U.S. Government	3.1%
Federal Agencies	3.0%
Non-Fixed Income	100.6%
Cash & Other	(59.5)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(b)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Percentages are based on net assets as of 4/30/14.
(c)	The portfolio obtains exposure to the commodities market by investing in commodity-linked notes. While there is leverage embedded in these commodity-linked notes, which is reflected by the negative cash position, this leverage is fully collateralized with a portion of the fund’s assets invested in fixed income securities. For more information about commodity-linked notes and the risks of investing in such notes, please see the Notes to Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 4/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2014, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of 2.40%, at net asset value. This compares with a return of 3.17% for the fund’s benchmark, the Dow Jones-UBS Commodity Index.

Market Environment

Early in the period, jitters over a banking crisis in Cyprus were more than offset by ongoing accommodative global monetary policy and improving economic data, resulting in gains in both equity and fixed income markets. As the period progressed, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine where tensions escalated following a change in government and Russia’s annexation of Crimea. Later in the period, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the major US equity indexes traded near their all-time highs by the end of the period.

Factors Affecting Performance

During the reporting period, the fund underperformed the Dow Jones-UBS Commodity Index via allocations to a variety of commodity sectors. The fund invested in commodity-linked structured notes to achieve its sector exposures and employed quantitative analysis to derive sector allocation decisions.

The fund’s lesser exposure to the soybean meal commodities and soft commodities (includes sugar, cotton and coffee) negatively impacted relative returns as both

Management Review – continued

segments outperformed the Dow Jones-UBS Commodity Index during the period. A shortage of coffee beans in Brazil caused the price to increase significantly in the latter part of the reporting period.

The fund’s lesser exposure to industrial metals commodities (includes copper, aluminum, zinc and nickel), soybean oil commodities and precious metals commodities (includes gold and silver) supported relative results as all three segments underperformed the benchmark. In addition, a greater exposure to grain commodities (includes corn, soybeans and wheat) benefited relative results. Brazil experienced one of their weakest rainy seasons in decades and created uncertainty around the level of soybean yields which ultimately pushed prices higher.

The fund’s investment in debt securities contributed to performance over the reporting period. Exposure to short-term investment-grade corporate bonds had a positive impact on performance as these debt securities posted positive returns during the period.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 4/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	6/02/10	2.40%	3.34%
I	6/02/10	2.56%	3.59%
R5	9/04/12	2.67%	(3.65)%
Comparative benchmark
Dow Jones-UBS Commodity Index (f)		3.17%	2.82%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.48)%	1.79%

Class I and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition

Dow Jones-UBS Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2013 through April 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2013 through April 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Expenses Paid During Period (p) 11/01/13-4/30/14
A	Actual	1.06%	$1,000.00	$1,101.59	$5.52
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
I	Actual	0.81%	$1,000.00	$1,101.86	$4.22
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R5	Actual	0.81%	$1,000.00	$1,103.04	$4.22
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 58.7%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 8.6%
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 11/08/16	$831,983	$833,064
ARI Fleet Lease Trust, “A”, FRN, 0.702%, 3/15/20 (n)	431,325	431,774
ARI Fleet Lease Trust, “A”, FRN, 0.452%, 1/15/21 (n)	518,327	517,933
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (z)	960,000	959,976
Babson Ltd., CLO, “A1”, FRN, 0.477%, 7/20/19 (n)	107,730	107,110
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	1,020,000	1,020,113
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.532%, 3/21/16	1,120,000	1,121,455
Capital Trust Realty Ltd., CDO, 5.16%, 6/25/35 (n)	12,251	12,578
Cent CDO XI Ltd., “A1”, FRN, 0.488%, 4/25/19 (n)	677,974	670,066
Chesapeake Funding LLC, “A”, FRN, 0.902%, 11/07/23 (n)	635,887	638,196
Chesapeake Funding LLC, “A”, FRN, 0.602%, 1/07/25 (n)	1,450,000	1,451,744
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 11/15/16 (n)	1,350,000	1,351,407
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	800,000	874,635
CNH Equipment Trust, “A2”, 0.45%, 4/15/16	180,820	180,841
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	900,000	900,977
CNH Wholesale Master Note Trust, “A”, FRN, 0.752%, 8/15/19 (n)	1,444,000	1,445,666
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 9/16/19 (n)	215,272	216,679
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 6.052%, 9/15/39	582,396	636,913
CWCapital Cobalt Ltd., “A4”, FRN, 5.963%, 5/15/46	639,225	708,778
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (z)	1,410,000	1,409,872
Ford Credit Auto Lease Trust, 2013-B, “A2A”, 0.59%, 1/15/16	900,000	900,950
Ford Credit Auto Owner Trust, “A2”, 0.4%, 9/15/15	75,231	75,232
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.502%, 9/15/16	790,000	790,593
GE Equipment Small Ticket LLC, “A2”, 0.73%, 1/25/16 (n)	920,000	921,749
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	1,610,000	1,611,784
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.7%, 12/10/27 (n)	2,000,000	2,004,026
HLSS Servicer Advance Receivables Trust, 2014-T1, “A1”, 1.243%, 1/17/45 (n)	510,000	510,408
Honda Auto Receivables Owner Trust, “A2”, 0.54%, 1/15/16	1,328,684	1,330,028
Hyundai Auto Lease Securitization Trust, “A2” , 0.51%, 9/15/15 (n)	648,782	648,969
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 3/15/16 (n)	1,349,534	1,352,385
John Deere Owner Trust, “A2”, 0.55%, 1/15/16	467,787	468,164
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	795,000	871,306

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Kingsland III Ltd., “A1”, CDO, FRN, 0.45%, 8/24/21 (n)	$501,176	$496,947
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (z)	590,000	589,933
Mercedes-Benz Auto Lease Trust, 2013-B, “A2”, 0.53%, 9/15/15	1,600,000	1,600,920
Mercedes-Benz Master Owner Trust, FRN, 0.422%, 11/15/16 (n)	1,200,000	1,200,335
Motor PLC, “A1”, FRN, 0.645%, 8/25/21 (n)	1,080,000	1,079,991
New Residential Advance Receivables Tust, 2014-T1, “A1”, 1.273%, 3/15/45 (z)	730,000	730,146
Nissan Auto Lease Trust, 2013-B, “A2B”, FRN, 0.422%, 1/15/16	1,800,000	1,801,741
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.452%, 2/15/18	1,300,000	1,300,472
Porsche Innovative Lease Owner Trust, 2013-1, “A2”, 0.54%, 1/22/16 (n)	1,030,000	1,030,900
Race Point CLO Ltd., “A1A”, FRN, 0.437%, 8/01/21 (n)	935,170	925,440
Santander Drive Auto Receivable Trust, “A2”, 0.47%, 3/15/16	133,170	133,174
Santander Drive Auto Receivable Trust, “A2”, 0.66%, 6/15/17	2,000,000	2,002,574
Smart Trust, “A2B”, FRN, 0.482%, 6/14/15 (n)	201,731	201,762
Smart Trust, “A2B”, FRN, 0.402%, 9/14/15	501,546	501,610
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.362%, 10/20/16	2,430,000	2,430,187
Volvo Financial Equipment LLC, “A2”, 0.53%, 11/16/15 (n)	1,809,278	1,809,702
Volvo Financial Equipment LLC, 2014-1A, “A2”, 0.54%, 11/15/16 (n)	2,040,000	2,040,457

		$46,851,662
Automotive - 2.3%
American Honda Finance Corp., 1.6%, 2/16/18 (n)	$388,000	$386,855
American Honda Finance Corp., 1.85%, 9/19/14 (n)	460,000	462,257
American Honda Finance Corp., 1%, 8/11/15 (n)	810,000	815,432
American Honda Finance Corp., FRN, 0.457%, 11/03/14 (n)	570,000	570,629
American Honda Finance Corp., FRN, 0.609%, 5/26/16 (n)	700,000	703,107
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	520,000	534,824
Daimler Finance North America LLC, FRN, 0.829%, 1/09/15 (n)	1,200,000	1,204,009
Daimler Finance North America LLC, FRN, 0.917%, 8/01/16 (n)	480,000	484,379
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	360,000	381,685
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	570,000	600,156
Hyundai Capital America, 1.625%, 10/02/15 (n)	710,000	717,802
Nissan Motor Acceptance Corp., FRN, 0.935%, 9/26/16 (n)	1,180,000	1,187,563
Nissan Motor Acceptance Corp., FRN, 0.785%, 3/03/17 (n)	1,000,000	1,002,250
Toyota Motor Credit Corp., 3.2%, 6/17/15	600,000	618,505
Toyota Motor Credit Corp., FRN, 0.616%, 1/17/19	1,620,000	1,620,799
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	570,000	570,807
Volkswagen International Finance N.V., FRN, 0.834%, 11/20/14 (n)	500,000	501,498

		$12,362,557

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Banks & Diversified Financials (Covered Bonds) - 1.1%
Australia & New Zealand Banking Group, FRN, 0.84%, 10/06/15 (n)	$310,000	$311,821
BNP Paribas Home Loan, 2.2%, 11/02/15 (n)	1,000,000	1,023,270
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	840,000	841,840
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	1,000,000	998,510
DnB Nor Boligkreditt A.S., 2.1%, 10/14/15 (n)	700,000	715,967
National Bank of Canada, 2.2%, 10/19/16 (n)	1,060,000	1,093,921
Norddeutsche Landesbank, 0.875%, 10/16/15 (n)	400,000	401,928
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	750,000	777,998

		$6,165,255
Broadcasting - 0.2%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$371,000	$371,324
WPP Finance, 8%, 9/15/14	880,000	903,193

		$1,274,517
Brokerage & Asset Managers - 0.3%
BlackRock, Inc., 3.5%, 12/10/14	$750,000	$764,765
BlackRock, Inc., 1.375%, 6/01/15	500,000	504,789
Franklin Resources, Inc., 1.375%, 9/15/17	182,000	181,057

		$1,450,611
Business Services - 0.3%
Cisco Systems, Inc., FRN, 0.516%, 3/03/17	$1,800,000	$1,807,094

Cable TV - 0.3%
DIRECTV Holdings LLC, 2.4%, 3/15/17	$520,000	$533,592
NBCUniversal Enterprise Co., FRN, 0.763%, 4/15/16 (n)	870,000	873,215

		$1,406,807
Computer Software - 0.1%
Adobe Systems, Inc., 3.25%, 2/01/15	$700,000	$713,923

Computer Software - Systems - 0.2%
Apple, Inc., FRN, 0.487%, 5/03/18	$910,000	$910,360

Conglomerates - 0.7%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$495,000	$498,656
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	843,000	868,661
General Electric Co., 0.85%, 10/09/15	450,000	452,506
Pentair Finance S.A., 1.35%, 12/01/15	1,510,000	1,521,805
United Technologies Corp., FRN, 0.736%, 6/01/15	460,000	462,297

		$3,803,925

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - 0.7%
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 6/29/17 (n)	$530,000	$535,239
Mattel, Inc., 1.7%, 3/15/18	226,000	223,901
Mattel, Inc., 2.5%, 11/01/16	400,000	413,030
Newell Rubbermaid, Inc., 2%, 6/15/15	600,000	608,829
Newell Rubbermaid, Inc., 2.05%, 12/01/17	426,000	427,555
Procter & Gamble Co., 0.75%, 11/04/16	1,230,000	1,227,020
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	390,000	391,282

		$3,826,856
Consumer Services - 0.4%
eBay, Inc., 1.35%, 7/15/17	$507,000	$508,049
Experian Finance PLC, 2.375%, 6/15/17 (n)	462,000	468,966
Western Union Co., 2.375%, 12/10/15	330,000	337,339
Western Union Co., FRN, 1.233%, 8/21/15	1,020,000	1,025,659

		$2,340,013
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (n)	$600,000	$601,835

Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3%, 3/01/18	$240,000	$246,103

Electronics - 0.6%
Applied Materials, Inc., 2.65%, 6/15/16	$750,000	$776,770
Intel Corp., 1.35%, 12/15/17	1,052,000	1,050,388
Tyco Electronics Group S.A., 1.6%, 2/03/15	500,000	503,956
Tyco Electronics Group S.A., 2.375%, 12/17/18	281,000	279,523
Xilinx, Inc., 2.125%, 3/15/19	890,000	883,648

		$3,494,285
Emerging Market Quasi-Sovereign - 0.6%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$730,000	$731,402
Corporacion Nacional del Cobre de Chile, 4.75%, 10/15/14 (n)	580,000	589,256
Korea Development Bank, 1%, 1/22/16	710,000	709,177
Korea Gas Corp., 2.25%, 7/25/17 (n)	440,000	445,775
Petroleos Mexicanos, 3.125%, 1/23/19 (z)	321,000	328,624
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	567,000	553,279

		$3,357,513
Energy - Independent - 0.5%
Canadian Natural Resources Ltd., FRN, 0.608%, 3/30/16	$840,000	$841,046
Devon Energy Corp., 1.2%, 12/15/16	870,000	872,941
Encana Corp., 5.9%, 12/01/17	585,000	670,160
Petrohawk Energy Corp., 7.25%, 8/15/18	84,000	88,669

		$2,472,816

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - 1.5%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$970,000	$1,009,778
BP Capital Markets PLC, 3.125%, 10/01/15	600,000	622,046
BP Capital Markets PLC, 0.7%, 11/06/15	650,000	651,669
Chevron Corp., 0.889%, 6/24/16	370,000	372,280
Chevron Corp., 1.104%, 12/05/17	567,000	563,445
Husky Energy, Inc., 5.9%, 6/15/14	600,000	603,661
Petro-Canada Financial Partnership, 5%, 11/15/14	580,000	593,491
Shell International Finance B.V., 1.125%, 8/21/17	550,000	548,784
Shell International Finance B.V., FRN, 0.445%, 11/15/16	1,800,000	1,803,629
Total Capital International S.A., 1.5%, 2/17/17	600,000	609,148
Total Capital S.A., 3%, 6/24/15	520,000	535,487

		$7,913,418
Entertainment - 0.3%
Viacom, Inc., 1.25%, 2/27/15	$800,000	$805,446
Walt Disney Co., 0.45%, 12/01/15	800,000	801,024

		$1,606,470
Financial Institutions - 1.1%
Capital One Financial Corp., 2.45%, 4/24/19	$420,000	$420,953
General Electric Capital Corp., 2.15%, 1/09/15	1,000,000	1,012,901
General Electric Capital Corp., FRN, 0.835%, 12/11/15	410,000	413,043
General Electric Capital Corp., FRN, 0.829%, 1/08/16	580,000	583,859
General Electric Capital Corp., FRN, 0.457%, 1/14/16	2,100,000	2,101,829
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	540,000	551,237
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	405,000	404,290
NYSE Euronext, 2%, 10/05/17	486,000	494,167

		$5,982,279
Food & Beverages - 2.9%
Anheuser-Busch InBev S.A., 3.625%, 4/15/15	$200,000	$206,154
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	520,000	522,292
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	890,000	897,000
Campbell Soup Co., FRN, 0.537%, 8/01/14	730,000	730,314
Coca-Cola Co., 1.15%, 4/01/18	470,000	463,065
Coca-Cola Co., FRN, 0.337%, 11/01/16	1,690,000	1,690,838
Conagra Foods, Inc., 1.3%, 1/25/16	530,000	534,356
Diageo Capital PLC, 1.5%, 5/11/17	850,000	859,465
General Mills, Inc., 5.2%, 3/17/15	200,000	208,210
General Mills, Inc., FRN , 0.526%, 1/29/16	430,000	430,519
Heineken N.V., 0.8%, 10/01/15 (n)	440,000	440,686
Ingredion, Inc., 3.2%, 11/01/15	170,000	175,083
Ingredion, Inc., 1.8%, 9/25/17	314,000	308,367
Kellogg Co., 4.45%, 5/30/16	320,000	342,634

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 1.625%, 6/04/15	$920,000	$930,656
Molson Coors Brewing Co., 2%, 5/01/17	960,000	974,724
PepsiCo, Inc., 2.5%, 5/10/16	970,000	1,005,484
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	800,000	832,591
SABMiller Holdings, Inc., 1.85%, 1/15/15 (n)	420,000	423,666
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	600,000	619,118
SABMiller Holdings, Inc., FRN, 0.927%, 8/01/18 (n)	1,530,000	1,541,495
Want Want China Finance Co., 1.875%, 5/14/18 (n)	680,000	657,457
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	791,000	796,971
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	96,000	97,277

		$15,688,422
Food & Drug Stores - 0.3%
CVS Caremark Corp., 3.25%, 5/18/15	$600,000	$615,841
CVS Caremark Corp., 1.2%, 12/05/16	550,000	553,243
Walgreen Co., 1%, 3/13/15	650,000	652,947

		$1,822,031
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$580,000	$600,683

Insurance - 1.7%
Aflac, Inc., 3.45%, 8/15/15	$700,000	$726,282
American International Group, Inc., 3%, 3/20/15	730,000	746,007
American International Group, Inc., 5.85%, 1/16/18	512,000	584,439
Lincoln National Corp., 4.3%, 6/15/15	250,000	259,890
MetLife Global Funding I, FRN, 0.607%, 4/10/17 (n)	1,700,000	1,699,028
MetLife, Inc., 1.756%, 12/15/17	178,000	179,514
Metropolitan Life Global Funding I, 0.756%, 7/15/16 (n)	980,000	986,288
New York Life Global Funding, 1.3%, 1/12/15 (n)	1,450,000	1,459,380
PRICOA Global Funding I, FRN, 0.505%, 8/19/15 (n)	550,000	551,070
Prudential Financial, Inc., FRN, 1.015%, 8/15/18	1,250,000	1,251,581
UnumProvident Corp., 6.85%, 11/15/15 (n)	294,000	318,657
Voya Financial, Inc., 2.9%, 2/15/18	423,000	436,456

		$9,198,592
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 11/15/17	$100,000	$100,290
WellPoint, Inc., 5%, 12/15/14	740,000	760,993
Wellpoint, Inc., 1.25%, 9/10/15	20,000	20,161

		$881,444
Insurance - Property & Casualty - 0.7%
ACE Ltd., 2.6%, 11/23/15	$550,000	$566,873
Aon Corp., 3.5%, 9/30/15	600,000	622,479

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
AXIS Capital Holdings Ltd., 5.75%, 12/01/14	$800,000	$824,014
AXIS Specialty Finance LLC, 2.65%, 4/01/19	194,000	194,878
Berkshire Hathaway, Inc., FRN, 0.935%, 8/15/14	870,000	871,751
QBE Insurance Group Ltd., 2.4%, 5/01/18 (n)	543,000	533,227

		$3,613,222
International Market Quasi-Sovereign - 3.5%
Achmea Hypotheekbank N.V., 3.2%, 11/03/14 (n)	$304,000	$308,438
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	1,150,000	1,142,617
Caisse d’Amortissement de la Dette Sociale, 3.5%, 7/01/14	1,200,000	1,206,120
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	1,110,000	1,114,231
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	590,000	591,823
Electricite de France, 2.15%, 1/22/19 (n)	1,200,000	1,205,315
FMS Wertmanagement, 0.625%, 4/18/16	1,020,000	1,022,310
KfW Bankengruppe, 0.5%, 9/30/15	1,250,000	1,253,600
Kommunalbanken A.S., 1%, 6/16/14 (n)	300,000	300,285
Kommunalbanken A.S., 0.375%, 4/10/15 (n)	580,000	580,600
Kommunalbanken A.S., 1.75%, 10/05/15 (n)	1,200,000	1,223,712
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	560,000	558,221
Kommunalbanken A.S., 1%, 3/15/18 (n)	330,000	324,449
Kommunalbanken A.S., FRN, 0.354%, 10/31/16 (n)	160,000	160,198
Kreditanstalt für Wiederaufbau, FRN, 0.202%, 1/23/15	850,000	850,086
Municipality Finance PLC, 2.375%, 5/16/16	1,180,000	1,221,973
Nederlandse Waterschapsbank N.V., 1.375%, 5/16/14 (n)	700,000	700,063
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	230,000	230,956
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	1,570,000	1,563,803
Societe Financement de l’ Economie Francaise, 3.375%, 5/05/14 (n)	1,400,000	1,400,000
Statoil A.S.A., 2.9%, 10/15/14	700,000	708,331
Statoil A.S.A., 1.8%, 11/23/16	350,000	358,653
Statoil A.S.A., FRN, 0.525%, 5/15/18	852,000	852,353
Statoil A.S.A., FRN, 0.696%, 11/08/18	490,000	493,491

		$19,371,628
International Market Sovereign - 0.9%
Kingdom of Denmark, 0.375%, 4/25/16 (n)	$1,070,000	$1,067,903
Kingdom of Denmark, 0.875%, 3/20/17 (z)	500,000	502,657
Kingdom of Sweden, 1%, 2/27/18 (n)	1,100,000	1,083,606
Republic of Finland, 1.25%, 10/19/15 (n)	1,300,000	1,317,719
Republic of Iceland, 4.875%, 6/16/16 (n)	1,037,000	1,088,850

		$5,060,735
Local Authorities - 1.2%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$3,200,000	$3,191,770
Kommuninvest i Sverige AB, 0.875%, 12/13/16 (n)	450,000	450,099

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Local Authorities - continued
Province of Ontario, 4.5%, 2/03/15	$1,000,000	$1,031,730
Province of Ontario, 1.1%, 10/25/17	1,110,000	1,102,252
State of Illinois, 4.961%, 3/01/16	620,000	661,664

		$6,437,515
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 5/29/15	$570,000	$574,761

Major Banks - 5.8%
ABN AMRO Bank N.V., 1.375%, 1/22/16 (n)	$1,420,000	$1,431,956
Bank of Montreal, 1.45%, 4/09/18	3,010,000	2,970,139
Bank of Nova Scotia, FRN, 0.633%, 3/15/16	1,420,000	1,424,031
Bank of Nova Scotia, FRN, 0.746%, 7/15/16	420,000	421,869
BNP Paribas, 2.7%, 8/20/18	1,090,000	1,116,207
BNP Paribas, FRN, 0.824%, 12/12/16	280,000	281,742
BNP Paribas, FRN, 0.713%, 3/17/17	600,000	601,707
Canadian Imperial Bank of Commerce, FRN, 0.747%, 7/18/16	840,000	845,228
Commonwealth Bank of Australia, 3.75%, 10/15/14 (n)	600,000	609,000
Commonwealth Bank of Australia, FRN, 0.734%, 9/20/16 (n)	1,020,000	1,025,085
Commonwealth Bank of Australia, FRN, 0.593%, 3/13/17 (z)	410,000	410,118
DBS Bank Ltd., 2.35%, 2/28/17 (n)	770,000	791,910
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	1,135,000	1,194,542
HSBC Bank PLC, 3.1%, 5/24/16 (n)	310,000	324,124
HSBC Bank PLC, FRN, 0.875%, 5/15/18 (n)	994,000	1,001,511
HSBC USA, Inc., 2.375%, 2/13/15	350,000	355,559
HSBC USA, Inc., 1.625%, 1/16/18	170,000	169,540
Huntington National Bank, FRN, 0.653%, 4/24/17	1,910,000	1,912,903
ING Bank N.V., 3.75%, 3/07/17 (n)	424,000	451,100
ING Bank N.V., FRN, 1.184%, 3/07/16 (n)	540,000	545,353
ING Bank N.V., FRN, 1.872%, 9/25/15 (n)	560,000	570,568
KeyCorp, 3.75%, 8/13/15	650,000	674,991
National Australia Bank Ltd., 2%, 3/09/15	770,000	780,669
Nordea Bank AB, FRN, 0.696%, 5/13/16 (n)	1,000,000	1,005,450
Nordea Bank AB, FRN, 0.59%, 4/04/17 (n)	410,000	410,240
PNC Bank N.A., 1.3%, 10/03/16	790,000	796,930
PNC Bank N.A., 1.15%, 11/01/16	1,200,000	1,205,461
PNC Bank N.A., FRN, 0.537%, 1/28/16	560,000	560,579
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,050,000	1,072,389
Santander U.S. Debt S.A.U., 3.724%, 1/20/15 (n)	400,000	407,426
Standard Chartered PLC, 3.85%, 4/27/15 (n)	420,000	432,562
Standard Chartered PLC, FRN, 1.183%, 5/12/14 (n)	350,000	350,079
State Street Bank & Trust Co., FRN, 0.435%, 12/08/15	678,000	677,510
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	740,000	747,012
Wells Fargo & Co., 3.75%, 10/01/14	750,000	760,613

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Wells Fargo & Co., 1.25%, 2/13/15	$840,000	$845,995
Wells Fargo & Co., FRN, 0.757%, 7/20/16	760,000	764,249
Westpac Banking Corp., 0.95%, 1/12/16	1,180,000	1,189,534
Westpac Banking Corp., 2%, 8/14/17	400,000	407,608

		$31,543,489
Medical & Health Technology & Services - 1.1%
Baxter International, Inc., 1.85%, 1/15/17	$390,000	$397,915
Becton, Dickinson & Co., 1.75%, 11/08/16	300,000	306,549
Catholic Health Initiatives, 1.6%, 11/01/17	400,000	392,332
Covidien International Finance S.A., 6%, 10/15/17	401,000	460,268
Covidien International Finance S.A., 1.35%, 5/29/15	650,000	655,890
Express Scripts Holding Co., 2.1%, 2/12/15	1,100,000	1,112,643
McKesson Corp., 0.95%, 12/04/15	740,000	742,108
McKesson Corp., 3.25%, 3/01/16	470,000	490,191
McKesson Corp., FRN, 0.635%, 9/10/15	750,000	750,917
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	840,000	863,424

		$6,172,237
Metals & Mining - 0.9%
Barrick Gold Corp., 2.5%, 5/01/18	$360,000	$362,309
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	290,000	319,020
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	890,000	903,359
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	420,000	422,381
Glencore Funding LLC, FRN, 1.393%, 5/27/16 (n)	1,520,000	1,528,073
Rio Tinto Finance (USA) Ltd., 2.5%, 5/20/16	1,530,000	1,581,358

		$5,116,500
Mortgage-Backed - 2.1%
Fannie Mae, 5.05%, 1/01/16	$1,532,578	$1,607,492
Fannie Mae, 0.594%, 8/25/15	1,567,333	1,570,557
Fannie Mae, 5.132%, 2/01/16	484,365	511,369
Fannie Mae, 1.114%, 2/25/17	870,000	867,826
Fannie Mae, 4.5%, 4/01/24	1,112,994	1,192,315
Fannie Mae, 4%, 3/01/25	124,337	133,122
Fannie Mae, 4.5%, 5/01/25	428,255	459,032
Fannie Mae, TBA, 3%, 5/01/28	750,000	773,965
Freddie Mac, 1.655%, 11/25/16	228,564	232,487
Freddie Mac, 1.426%, 8/25/17	272,000	274,051
Freddie Mac, 4%, 7/01/25	685,340	728,694
Freddie Mac, 3.5%, 8/01/26	907,438	953,872
Freddie Mac, 2.5%, 7/01/28	1,919,265	1,932,727

		$11,237,509

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - 0.3%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$1,400,000	$1,415,162

Natural Gas - Distribution - 0.1%
GDF Suez, 1.625%, 10/10/17 (n)	$740,000	$743,239

Natural Gas - Pipeline - 0.8%
EnLink Midstream Partners LP, 2.7%, 4/01/19	$430,000	$433,087
Enterprise Products Operating LP, 3.7%, 6/01/15	500,000	516,276
Enterprise Products Operating LP, 6.5%, 1/31/19	930,000	1,099,212
Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	580,000	593,595
ONEOK Partners LP, 3.2%, 9/15/18	510,000	529,781
TransCanada PipeLines Ltd., FRN, 0.913%, 6/30/16	1,190,000	1,200,015

		$4,371,966
Network & Telecom - 1.9%
AT&T, Inc., 0.8%, 12/01/15	$1,430,000	$1,435,179
AT&T, Inc., 2.4%, 8/15/16	160,000	165,074
AT&T, Inc., FRN, 0.618%, 2/12/16	140,000	140,384
AT&T, Inc., FRN, 1.143%, 11/27/18	1,570,000	1,600,281
BellSouth Corp., 5.2%, 9/15/14	390,000	396,704
British Telecommunications PLC, 2.35%, 2/14/19	1,090,000	1,091,911
France Telecom, 2.125%, 9/16/15	700,000	711,708
Verizon Communications, Inc., 0.7%, 11/02/15	970,000	971,607
Verizon Communications, Inc., FRN, 1.763%, 9/15/16	1,850,000	1,903,818
Verizon Communications, Inc., FRN, 1.003%, 6/17/19	1,740,000	1,760,950

		$10,177,616
Oil Services - 0.2%
Noble Corp., 3.45%, 8/01/15	$260,000	$268,546
Transocean, Inc., 5.05%, 12/15/16	650,000	707,143
Transocean, Inc., 2.5%, 10/15/17	292,000	296,996

		$1,272,685
Oils - 0.1%
Phillips 66, 1.95%, 3/05/15	$350,000	$354,307

Other Banks & Diversified Financials - 4.2%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$439,000	$457,230
American Express Centurion Bank, FRN, 0.686%, 11/13/15	500,000	502,133
American Express Credit Corp., 2.8%, 9/19/16	420,000	438,602
American Express Credit Corp., FRN, 1.334%, 6/12/15	50,000	50,546
Banco Santander Chile, FRN, 1.126%, 4/11/17 (z)	1,410,000	1,410,013
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.684%, 2/26/16 (n)	550,000	551,006

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.845%, 9/09/16 (n)	$1,320,000	$1,327,709
Banque Federative du Credit Mutuel, FRN, 1.077%, 10/28/16 (n)	420,000	422,383
Banque Federative du Credit Mutuel, FRN, 1.077%, 1/20/17 (n)	800,000	804,303
BB&T Corp., 1.45%, 1/12/18	521,000	515,612
BBVA Senior Finance S.A. Unipersonal, FRN, 2.36%, 5/16/14	400,000	400,231
Capital One Financial Corp., 2.15%, 3/23/15	750,000	761,070
Capital One Financial Corp., FRN, 1.376%, 7/15/14	580,000	581,211
Capital One Financial Corp., FRN, 0.876%, 11/06/15	320,000	321,532
Danske Bank A.S., 3.75%, 4/01/15 (n)	690,000	709,513
Fifth Third Bancorp, 1.35%, 6/01/17	1,800,000	1,799,798
Fifth Third Bancorp, 2.3%, 3/01/19	364,000	363,323
Groupe BPCE S.A., 2.5%, 12/10/18	920,000	926,587
Groupe BPCE S.A., FRN, 1.478%, 4/25/16	1,700,000	1,726,000
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	640,000	658,543
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	660,000	666,724
Lloyds Bank PLC, 2.3%, 11/27/18	630,000	634,336
Lloyds TSB Bank PLC, 4.375%, 1/12/15 (n)	1,000,000	1,026,760
Macquarie Bank Ltd., 5%, 2/22/17 (n)	1,076,000	1,175,218
Santander Holdings USA, Inc., 3.45%, 8/27/18	490,000	511,747
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	480,000	476,309
SunTrust Banks, Inc., 3.5%, 1/20/17	598,000	632,834
Svenska Handelsbanken AB, 2.875%, 4/04/17	566,000	592,507
Svenska Handelsbanken AB, FRN, 0.683%, 3/21/16	1,290,000	1,296,118
Svenska Handelsbanken AB, FRN, 0.703%, 9/23/16	250,000	251,251
Swedbank AB, 2.125%, 9/29/17 (n)	862,000	875,951
Union Bank, 3%, 6/06/16	280,000	292,312

		$23,159,412
Personal Computers & Peripherals - 0.1%
Hewlett-Packard Co., 2.625%, 12/09/14	$610,000	$617,177

Pharmaceuticals - 1.0%
AbbVie, Inc., FRN, 0.996%, 11/06/15	$730,000	$736,781
Amgen, Inc., 2.3%, 6/15/16	440,000	452,214
Bristol-Myers Squibb Co., 0.875%, 8/01/17	1,087,000	1,077,742
Celgene Corp., 2.45%, 10/15/15	532,000	544,051
Mylan, Inc., 1.8%, 6/24/16	790,000	800,830
Mylan, Inc., 1.35%, 11/29/16	205,000	205,680
Sanofi, 1.2%, 9/30/14	170,000	170,659
Sanofi, 1.25%, 4/10/18	1,400,000	1,379,260
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	330,000	332,846

		$5,700,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - 0.3%
Pearson PLC, 4%, 5/17/16 (n)	$1,000,000	$1,055,696
Thomson Reuters Corp., 0.875%, 5/23/16	740,000	739,227

		$1,794,923
Real Estate - 0.5%
ERP Operating, REIT, 5.125%, 3/15/16	$925,000	$997,168
Health Care REIT, Inc., 2.25%, 3/15/18	264,000	267,120
Mack-Cali Realty LP, 2.5%, 12/15/17	330,000	333,751
Simon Property Group, Inc., REIT, 6.1%, 5/01/16	410,000	447,544
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	302,000	298,405
Ventas Realty LP, 1.55%, 9/26/16	470,000	474,997

		$2,818,985
Retailers - 0.1%
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	$300,000	$312,156
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	421,000	417,556

		$729,712
Specialty Chemicals - 0.3%
Air Products & Chemicals, Inc., 2%, 8/02/16	$174,000	$178,754
Airgas, Inc., 2.95%, 6/15/16	700,000	725,780
Ecolab, Inc., 2.375%, 12/08/14	380,000	384,162
Ecolab, Inc., 1%, 8/09/15	430,000	432,004

		$1,720,700
Supermarkets - 0.2%
Tesco PLC, 2%, 12/05/14 (n)	$540,000	$544,287
Woolworths Ltd., 2.55%, 9/22/15 (n)	600,000	614,232

		$1,158,519
Supranational - 0.3%
Council of Europe, 4.5%, 6/30/14	$200,000	$201,326
International Bank for Reconstruction and Development, 0.5%, 4/15/16	1,500,000	1,500,798

		$1,702,124
Telecommunications - Wireless - 0.3%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$262,000	$269,342
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	900,000	881,969
Crown Castle Towers LLC, 3.214%, 8/15/15 (n)	310,000	315,658

		$1,466,969
Tobacco - 0.3%
B.A.T. International Finance PLC, 1.4%, 6/05/15 (n)	$620,000	$625,292
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (n)	371,000	370,076

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Tobacco - continued
Lorillard Tobacco Co., 3.5%, 8/04/16	$370,000	$390,091
Reynolds American, Inc., 1.05%, 10/30/15	430,000	430,834

		$1,816,293
Transportation - Services - 0.1%
ERAC USA Finance Co., 1.4%, 4/15/16 (n)	$330,000	$332,037
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	302,000	311,470

		$643,507
U.S. Government Agencies and Equivalents - 0.9%
Aid-Egypt, 4.45%, 9/15/15	$1,270,000	$1,341,021
National Credit Union Administration, 1.4%, 6/12/15	1,500,000	1,516,995
Private Export Funding Corp., 1.875%, 7/15/18	1,120,000	1,130,516
Small Business Administration, 2.25%, 7/01/21	902,978	926,938

		$4,915,470
U.S. Treasury Obligations - 3.1%
U.S. Treasury Notes, 0.25%, 7/15/15	$17,000,000	$17,020,587

Utilities - Electric Power - 2.1%
American Electric Power Co., Inc., 1.65%, 12/15/17	$398,000	$397,532
Dominion Resources, Inc., 1.95%, 8/15/16	880,000	899,412
Duke Energy Corp., 1.625%, 8/15/17	209,000	210,879
Duke Energy Corp., FRN, 0.61%, 4/03/17	1,060,000	1,063,684
Duke Energy Indiana, Inc., FRN, 0.577%, 7/11/16	370,000	370,512
Enel Finance International S.A., 6.25%, 9/15/17 (n)	750,000	852,158
Iberdrola Finance Ireland Ltd., 3.8%, 9/11/14 (n)	804,000	812,642
ITC Holdings Corp., 5.875%, 9/30/16 (n)	470,000	514,270
NextEra Energy Capital Holdings, Inc., 1.611%, 6/01/14	1,175,000	1,176,076
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	670,000	675,550
PG&E Corp., 2.4%, 3/01/19	660,000	662,064
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	1,240,000	1,301,138
PSEG Power LLC, 2.75%, 9/15/16	360,000	373,734
Southern Co., 2.375%, 9/15/15	1,000,000	1,024,046
Southern Co., 2.45%, 9/01/18	630,000	643,497
Virginia Electric and Power Co., 1.2%, 1/15/18	700,000	687,005

		$11,664,199
Total Bonds (Identified Cost, $318,710,794)		$321,170,682

Commodity-Linked Structured Notes (n)(x) - 38.8%
Bank of America Corp. - DJUBGRTR Linked, FRN, 0.15%, 8/11/14	$6,000,000	$7,547,832
Bank of America Corp. - DJUBSTR Linked, FRN, 0.152%, 1/09/15	13,000,000	17,869,780
Canadian Imperial Bank of Commerce - DJUBINTR Linked, FRN, 0.027%, 6/16/14	8,000,000	7,980,922

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commodity-Linked Structured Notes (n)(x) - continued
Canadian Imperial Bank of Commerce - DJUBLITR Linked, FRN, 0.06%, 8/04/14	$3,000,000	$4,380,097
Canadian Imperial Bank of Commerce - DJUBSTR Linked, FRN, 0.052%, 11/08/14	3,000,000	3,833,750
Citigroup, Inc. - DJUBPRTR Linked, FRN, 0%, 7/08/14	8,500,000	9,335,349
Citigroup, Inc. - DJUBGR3T Linked, FRN, 0%, 12/22/14	3,000,000	4,370,535
Citigroup, Inc. - DJUBGRTR Linked, FRN, 0%, 4/13/15	3,000,000	4,081,907
Citigroup, Inc. - DJUBIN3T Linked, FRN, 0%, 10/10/14	3,000,000	2,743,358
Citigroup, Inc. - DJUBSOTR Linked, FRN, 0%, 10/10/14	2,000,000	3,269,336
Credit Suisse Group AG - DJUBENTR Linked, FRN, 0.002%, 1/09/15	4,000,000	5,547,936
Credit Suisse Group AG - DJUBGRTR Linked, FRN, 0.002%, 2/24/15	8,500,000	14,177,280
Credit Suisse Group AG - DJUBGRTR Linked, FRN, 0.001%, 5/19/14	7,000,000	8,233,889
Credit Suisse Group AG - DJUBLITR Linked, FRN, 0.002%, 3/09/15	4,000,000	5,215,064
Deutsche Bank AG London - DJUBEN3T Linked, FRN, 0%, 5/08/14	3,000,000	3,408,404
Deutsche Bank AG London - DJUBSO3T Linked, FRN, 0.01%, 5/18/15	5,000,000	5,520,462
Deutsche Bank AG London - DJUBSOTR Linked, FRN, 0.002%, 11/12/14	4,000,000	5,939,750
Goldman Sachs Group, Inc. - DJUBENTR Linked, FRN, 0.014%, 7/31/14	3,300,000	4,627,461
Goldman Sachs Group, Inc. - DJUBSF3T Linked, FRN, 0.036%, 7/14/14	9,000,000	9,954,329
JPMorgan Chase Bank N.A. - DJUBPRTR Linked, FRN, 0.136%, 9/02/14	2,000,000	1,750,916
JPMorgan Chase Bank N.A. - DJUBENTR Linked, FRN, 0.135%, 8/18/14	8,000,000	10,139,233
JPMorgan Chase Bank N.A. - DJUBGRTR Linked, FRN, 0.129%, 1/09/15	2,500,000	3,824,753
JPMorgan Chase Bank N.A. - DJUBLITR Linked, FRN, 0.133%, 9/15/14	3,500,000	5,247,047
JPMorgan Chase Bank N.A. - DJUBSF3T Linked, FRN, 0%, 5/08/15	6,300,000	6,839,743
Morgan Stanley - DJUBENTR Linked, FRN, 0.09%, 12/22/14	3,000,000	4,594,029
Morgan Stanley - DJUBENTR Linked, FRN, 0.09%, 6/16/14	5,400,000	6,970,723
Morgan Stanley - DJUBENTR Linked, FRN, 0.09%, 12/08/14	2,500,000	3,525,267
Morgan Stanley - DJUBGRTR Linked, FRN, 0.09%, 6/23/14	5,000,000	5,854,390
Morgan Stanley - DJUBGRTR Linked, FRN, 0.09%, 12/08/14	2,000,000	2,663,437
Morgan Stanley - DJUBINTR Linked, FRN, 0.09%, 7/28/14	2,600,000	2,500,591
Morgan Stanley - DJUBSF3T Linked, FRN, 0.09%, 6/23/14	4,500,000	5,000,524
UBS AG - DJUBEN3T Linked, FRN, 0.085%, 8/18/14	7,500,000	9,344,745
UBS AG - DJUBENTR Linked, FRN, 0.033%, 9/15/14	2,500,000	3,343,690
UBS AG - DJUBINTR Linked, FRN, 0.033%, 9/15/14	2,500,000	2,569,347
UBS AG - DJUBLITR Linked, FRN, 0.002%, 4/13/15	4,000,000	4,761,071
UBS AG - DJUBPRTR Linked, FRN, 0.085%, 2/24/15	5,000,000	5,465,544
Total Commodity-Linked Structured Notes (Identified Cost, $169,100,000)		$212,432,491

Portfolio of Investments – continued

Money Market Funds - 2.8%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	15,343,423	$15,343,423
Total Investments (Identified Cost, $503,154,217)		$548,946,596

Other Assets, Less Liabilities - (0.3)%		(1,724,340)
Net Assets - 100.0%		$547,222,256

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $317,700,671 representing 58.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(x)	Commodity-linked notes typically provide for interest and principal payments based on the value of a commodity indicator, such as a commodity, a commodity future or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodity or commodity markets. Commodity-linked notes have characteristics of instruments indirectly linked to the price of commodities and are subject to basis risk, the risk that there can be deviations in performance between the physical commodity market and the futures price, and counterparty risk. Commodity-linked notes can be highly volatile and less liquid than other types of investments. These structured notes take into consideration a leverage factor of 300% on the return of the commodity indicator at the time the note is purchased, in order to limit counterparty exposure.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22	4/01/14	$959,976	$959,976
Banco Santander Chile, FRN, 1.127%, 4/11/17	4/08/14	1,410,000	1,410,013
Commonwealth Bank of Australia, FRN, 0.593%, 3/13/17	3/05/14	410,000	410,118
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19	2/11/14	1,409,938	1,409,872
Kingdom of Denmark, 0.875%, 3/20/17	4/17/13	499,600	502,657
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17	4/15/14	589,947	589,933
New Residential Advance Receivables Trust, 2014-T1, “A1”, 1.274%, 3/15/45	3/13/14	730,000	730,146
Petroleos Mexicanos, 3.125%, 1/23/19	1/15/14	321,000	328,624
Total Restricted Securities			$6,341,339
% of Net assets			1.2%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DJUBEN3T	Dow Jones-UBS Energy Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on crude oil, heating oil, natural gas and unleaded gasoline.
DJUBENTR	Dow Jones-UBS Energy Sub-Index Total Return, this index is composed of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
DJUBGR3T	Dow Jones-UBS Grains Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on corn, soybeans and wheat.
DJUBGRTR	Dow Jones-UBS Grains Sub-Index Total Return, this index is composed of futures contracts on corn, soybeans and wheat.
DJUBIN3T	Dow Jones-UBS Industrial Metals Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on aluminum, copper, nickel and zinc.
DJUBINTR	Dow Jones-UBS Industrial Metals Sub-Index Total Return, this index is composed of futures contracts on aluminum, copper, nickel and zinc.
DJUBLITR	Dow Jones-UBS Livestock Sub-Index Total Return, this index is composed of futures contracts on live cattle and lean hogs.
DJUBPRTR	Dow Jones-UBS Precious Metals Total Return Index, this index is composed of futures contracts on gold and silver.
DJUBSF3T	Dow Jones-UBS Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
DJUBSOTR	Dow Jones-UBS Softs Sub-Index Total Return, this index is composed of futures contracts on coffee, cotton and sugar.
DJUBSTR	Dow Jones-UBS Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities
DJUBSO3T	Dow Jones- UBS Softs Subindex 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on coffee, cotton and sugar.
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $487,810,794)	$533,603,173
Underlying affiliated funds, at cost and value	15,343,423
Total investments, at value (identified cost, $503,154,217)	$548,946,596
Cash	8,942
Receivables for
Fund shares sold	2,934
Interest	1,265,155
Other assets	2,176
Total assets	$550,225,803
Liabilities
Payables for
TBA purchase commitments	$770,500
Fund shares reacquired	2,108,953
Payable to affiliates
Investment adviser	20,711
Shareholder servicing costs	73
Distribution and service fees	2
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	103,298
Total liabilities	$3,003,547
Net assets	$547,222,256
Net assets consist of
Paid-in capital	$561,957,889
Unrealized appreciation (depreciation) on investments	45,792,379
Accumulated net realized gain (loss) on investments	(60,871,558)
Undistributed net investment income	343,546
Net assets	$547,222,256
Shares of beneficial interest outstanding	58,925,004

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$113,711	12,254	$9.28
Class I	93,954	10,120	9.28
Class R5	547,014,591	58,902,630	9.29

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.85 [100 / 94.25 x $9.28]. Redemption price per share was equal to the net asset value per share for Classes I and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$4,739,521
Dividends from underlying affiliated funds	29,116
Total investment income	$4,768,637
Expenses
Management fee	$3,584,232
Distribution and service fees	266
Shareholder servicing costs	206
Administrative services fee	68,047
Independent Trustees’ compensation	9,632
Custodian fee	51,638
Shareholder communications	8,751
Audit and tax fees	65,103
Legal fees	12,117
Miscellaneous	60,617
Total expenses	$3,860,609
Fees paid indirectly	(452)
Reduction of expenses by investment adviser	(10,510)
Net expenses	$3,849,647
Net investment income	$918,990
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(23,707,018)
Futures contracts	115,014
Net realized gain (loss) on investments	$(23,592,004)
Change in unrealized appreciation (depreciation)
Investments	$44,769,826
Futures contracts	48,908
Net unrealized gain (loss) on investments	$44,818,734
Net realized and unrealized gain (loss) on investments	$21,226,730
Change in net assets from operations	$22,145,720

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2014	2013
Change in net assets
From operations
Net investment income	$918,990	$1,288,729
Net realized gain (loss) on investments	(23,592,004)	(6,853,708)
Net unrealized gain (loss) on investments	44,818,734	(10,590,468)
Change in net assets from operations	$22,145,720	$(16,155,447)
Distributions declared to shareholders
From net investment income	$(2,800,083)	$(3,125,131)
Change in net assets from fund share transactions	$114,081,738	$108,427,742
Total change in net assets	$133,427,375	$89,147,164
Net assets
At beginning of period	413,794,881	324,647,717
At end of period (including undistributed net investment income of $343,546 and $914,046, respectively)	$547,222,256	$413,794,881

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30				Period ended 4/30/11 (c)
	2014		2013	2012
Net asset value, beginning of period	$9.09		$9.57	$14.49	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.01	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22		(0.43)	(2.99)	4.53
Total from investment operations	$0.22		$(0.42)	$(2.98)	$4.51
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.06)	$(0.08)	$(0.02)
From net realized gain on investments	—		—	(1.86)	—
Total distributions declared to shareholders	$(0.03)		$(0.06)	$(1.94)	$(0.02)
Net asset value, end of period (x)	$9.28		$9.09	$9.57	$14.49
Total return (%) (r)(s)(t)(x)	2.40		(4.38)	(19.96)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06		1.07	1.08	1.06	(a)
Expenses after expense reductions (f)	1.05		1.07	1.08	1.06	(a)
Net investment income (loss)	(0.05)		0.13	0.11	(0.18	)(a)
Portfolio turnover	43		54	70	30
Net assets at end of period (000 omitted)	$114		$111	$116	$145

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30			Period ended 4/30/11 (c)
	2014	2013	2012
Net asset value, beginning of period	$9.10	$9.57	$14.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.05	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.21	(0.43)	(3.00)	4.52
Total from investment operations	$0.23	$(0.38)	$(2.96)	$4.53
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.11)	$(0.03)
From net realized gain on investments	—	—	(1.86)	—
Total distributions declared to shareholders	$(0.05)	$(0.09)	$(1.97)	$(0.03)
Net asset value, end of period (x)	$9.28	$9.10	$9.57	$14.50
Total return (%) (r)(s)(x)	2.56	(4.03)	(19.78)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.83	0.82	(a)
Expenses after expense reductions (f)	0.80	0.81	0.83	0.82	(a)
Net investment income	0.20	0.50	0.37	0.06	(a)
Portfolio turnover	43	54	70	30
Net assets at end of period (000 omitted)	$94	$92	$324,532	$286,514

Class R5	Years ended 4/30
	2014	2013 (i)
Net asset value, beginning of period	$9.10	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.22	(0.86	)(g)
Total from investment operations	$0.24	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)
Net asset value, end of period (x)	$9.29	$9.10
Total return (%) (r)(s)(x)	2.67	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	(a)
Expenses after expense reductions (f)	0.81	0.82	(a)
Net investment income	0.19	0.31	(a)
Portfolio turnover	43	54
Net assets at end of period (000 omitted)	$547,015	$413,592

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount and ratio were less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

During the reporting period, MFS Commodity Strategy Fund (the fund) was a diversified series of MFS Series Trust XV (the trust). On May 9, 2014, pursuant to shareholder approval the fund became a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of FASB Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets

Notes to Financial Statements – continued

and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$21,936,057	$—	$21,936,057
Non-U.S. Sovereign Debt	—	29,492,000	—	29,492,000
Municipal Bonds	—	1,415,162	—	1,415,162
U.S. Corporate Bonds	—	112,618,956	—	112,618,956
Residential Mortgage-Backed Securities	—	11,237,509	—	11,237,509
Commercial Mortgage-Backed Securities	—	3,091,631	—	3,091,631
Asset-Backed Securities (including CDOs)	—	43,760,031	—	43,760,031
Foreign Bonds	—	97,619,336	—	97,619,336
Commodity-Linked Structured Notes	—	212,432,491	—	212,432,491
Mutual Funds	15,343,423	—	—	15,343,423
Total Investments	$15,343,423	$533,603,173	$—	$548,946,596

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At April 30, 2014 the fund did not have any outstanding derivative instruments.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$115,014

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$48,908

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes to provide exposure to the investment returns of the commodities markets without investing directly in commodities. The fund will not invest directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its affiliates, are recorded as a realized gain or loss on investments in the Statement of Operations. The value of the structured note, which is adjusted daily, is recorded in the Statement of Assets and Liabilities. The daily change in value is recorded as unrealized appreciation or depreciation on investments in the Statement of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a

Notes to Financial Statements – continued

later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due

Notes to Financial Statements – continued

to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the two last fiscal years is as follows:

	4/30/14	4/30/13
Ordinary income (including any short-term capital gains)	$2,800,083	$3,125,131

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/14
Cost of investments	$504,712,335
Gross appreciation	46,423,202
Gross depreciation	(2,188,941)
Net unrealized appreciation (depreciation)	$44,234,261
Undistributed ordinary income	343,546
Capital loss carryforwards	(46,680,934)
Post-October capital loss deferral	(12,632,506)

As of April 30, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(46,680,934)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/14	Year ended 4/30/13 (i)
Class A	$319	$770
Class I	485	874
Class R5	2,799,279	3,123,487
Total	$2,800,083	$3,125,131

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2014. For the year ended April 30, 2014, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2014, this management fee reduction amounted to $9,598, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund. Class A was not available for sale during the year ended April 30, 2014.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$266

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of the Class A 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2014, the rebate amount was $0 for Class A.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

Notes to Financial Statements – continued

prior to August 1, 2012. There were no contingent deferred sales charges imposed during the year ended April 30, 2014.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2014, out-of-pocket expenses amounted to $206. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2014 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,627 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $912, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

On September 11, 2013, MFS redeemed 10,059 shares of Class R5 for an aggregate amount of $87,312. At April 30, 2014, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$23,729,316	$8,559,688
Investments (non-U.S. Government securities)	$295,229,973	$182,718,814

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class I	—	$—	1,811,410	$16,561,122
Class R5	16,441,431	140,708,665	46,425,822	461,257,689
	16,441,431	$140,708,665	48,237,232	$477,818,811

Shares issued to shareholders in reinvestment of distributions
Class A	38	$319	81	$726
Class I	56	485	92	874
Class R5	329,715	2,799,279	328,442	3,123,487
	329,809	$2,800,083	328,615	$3,125,087

Shares reacquired
Class I	—	$—	(35,711,580)	$(359,783,340)
Class R5	(3,318,838)	(29,427,010)	(1,303,942)	(12,732,816)
	(3,318,838)	$(29,427,010)	(37,015,522)	$(372,516,156)

Net change
Class A	38	$319	81	$726
Class I	56	485	(33,900,078)	(343,221,344)
Class R5	13,452,308	114,080,934	45,450,322	451,648,360
	13,452,402	$114,081,738	11,550,325	$108,427,742

(i)	For class R5, the period is from inception, September 4, 2012, through the stated period end.

On September 7, 2012, certain Class I shares were automatically converted to Class R5 shares. Shareholders of certain Class I shares became shareholders of Class R5 and received Class R5 shares with a total net asset value equal to their Class I shares at the time of the conversion. Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the period. During the period, only the fund’s Class R5 shares were available for sale and only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Allocation

Notes to Financial Statements – continued

Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2020 fund were the owners of record of approximately 36%, 34%, 15%, 5%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2014, the fund’s commitment fee and interest expense were $1,966 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,744,992	166,108,855	(173,510,424)	15,343,423

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,116	$15,343,423

(8) Subsequent Event

On May 19, 2014, the fund acquired shares of the MFS Commodity Strategy Portfolio, a company organized under the laws of the Cayman Islands, which will invest significantly in commodity-linked derivatives (such as commodity-linked futures, options ans swaps) and debt instruments. The MFS Commodity Strategy Portfolio (the “Subsidiary”) is expected to be wholly owned and controlled by the fund, and MFS (the fund’s adviser) also serves as the Subsidiary’s investment adviser. MFS may invest up to 25% of the fund’s assets in the Subsidiary. It is expected that the financial statements of the Subsidiary will be consolidated with those of the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) (the “Fund”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2013 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. . During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2014 and 2013, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Commodity Strategy Fund	54,438	53,802

For the fiscal years ended April 30, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	8,365	8,266	1,056	1,029

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund *	1,872,706	1,276,472	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	1,885,585	1,403,787

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: June 17, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2014

*	Print name and title of each signing officer under his or her signature.